SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): January 22, 2004

EMERGE INTERACTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29037	65-0534535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10305 102nd Terrace Sebastian, FL		32958
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (772) 581-9700

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On January 22, 2004, eMerge Interactive, Inc. issued a press release announcing an agreement with ADM Alliance Nutrition, Inc. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

99.1	Press Release, Dated January 22, 2004, Announcing an Agreement With ADM Alliance Nutrition, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

eMerge Interactive, Inc.

Dated: January 22, 2004	By:	/s/ Juris Pagrabs

Name: Juris Pagrabs Title: Executive VP and CFO

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, Dated January 22, 2004, Announcing an Agreement With ADM Alliance Nutrition, Inc.

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